UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 10, 2024
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset Road, Level 3 Singapore	238164
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 10, 2024, the Board of Directors as well as the Audit Committee of FingerMotion, Inc. (the “Company”) approved and authorized the termination of Centurion ZD CPA & Co. (“Centurion”), as its independent registered public accounting firm. On the same date, the Board of Directors as well as the Audit Committee approved and authorized the engagement of the accounting firm of CT International LLP (“CT International”), as the Company’s new independent registered public accounting firm.

Centurion’s report on our financial statements dated May 29, 2024, for the two most recent fiscal years ended February 29, 2024 and February 28, 2023, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the two most recent fiscal years ended February 29, 2024 and February 28, 2023, and in the subsequent interim period through the effective date of termination of Centurion on September 10, 2024, there were no disagreements, resolved or not, with Centurion on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Centurion, would have caused Centurion to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years.

During the Company’s two most recent fiscal years ended February 29, 2024 and February 28, 2023 and in the subsequent interim period through the effective date of termination of Centurion on September 10, 2024, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Centurion with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that Centurion furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Centurion agrees with the statements made in this current report on Form 8-K, and if not, stating the aspects with which it does not agree. A copy of the letter from Centurion, dated September 12, 2024, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the two most recent fiscal years ended February 29, 2024 and February 28, 2023 and the subsequent interim period through the effective date of appointment of CT International on September 10, 2024, we had not, nor had any person on our behalf, consulted with CT International regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had CT International provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
16.1	Letter from Centurion ZD CPA & Co., dated September 12, 2024, to the Securities and Exchange Commission regarding statements included in this Form 8-K.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: September 12, 2024	By:	/s/ Martin J. Shen
Martin J. Shen CEO and Director

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